UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 13, 2017 (November 9, 2017)

KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 9, 2017, the Board of Directors (the “Board”) of Kimball Electronics, Inc. (the “Company”) approved a resolution, effective immediately, to amend the Amended and Restated By-laws of the Company (as so amended, the “Amended By-laws”) to impose term limits and a mandatory retirement age for the Board of Directors as follows:
Section 3.4 of Article III, Directors: This section was amended to indicate that no Director, other than a Director who is also an employee of the Company, shall serve more than four (4) consecutive three-year terms in such capacity unless otherwise determined by the Board of Directors; provided, however, that any years spent serving an incomplete term shall not be considered in such calculation. In addition, a Director shall automatically retire at the close of the first annual shareholders meeting following his or her 72nd birthday, unless otherwise determined by the Board of Directors.
This summary is not intended to be complete and is qualified in its entirety by reference to the Amended By-laws of the Company included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Share Owners of the Company was held on November 9, 2017, and the following items were voted on by Share Owners:
1. The Board is divided into three classes with approximately one-third of the directors up for election each year, with Class III standing for re-election at this meeting. Members of the Board are elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting. Class III members were elected based on the following election results:

Class III Nominees as Directors serving a 3 year term	Votes For	Votes Withheld	Broker Non-Votes
Geoffrey L. Stringer	13,485,348	7,501,677	2,699,377
Gregory A. Thaxton	14,637,915	6,349,110	2,699,377

2. The ratification of the appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the fiscal year 2018 was approved based on the following voting results:

Votes For	Votes Against	Votes Abstaining
23,640,974	30,009	15,419

Item 8.01 Other Events
The Board, on November 9, 2017, at its regular reorganization meeting held after the annual Share Owners’ meeting, appointed Directors to the Audit and the Compensation and Governance Committees, appointed Chairpersons to these Committees, and appointed the Lead Independent Director for the Board effective immediately. The appointments are listed in the table below:

Director	Audit Committee	Compensation and Governance Committee	Lead Independent Director
Gregory J. Lampert		Chair
Colleen C. Repplier		X	X
Geoffrey L. Stringer	X
Gregory A. Thaxton	Chair
Thomas J. Tischhauser		X
Christine M. Vujovich	X

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
3.2	Amended and Restated By-laws of Kimball Electronics, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ John H. Kahle
JOHN H. KAHLE Vice President, General Counsel, Chief Compliance Officer, and Secretary
Date: November 13, 2017

EXHIBIT INDEX

Exhibit
Number	Description
3.2	Amended and Restated By-laws of Kimball Electronics, Inc.